SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 7, 2000
(Date of earliest event reported)

Commission File Nos.:   333-68951
                        333-68951-01



                       GE Capital Mortgage Services, Inc.
                       GE Capital Mortgage Funding Corporation
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        New Jersey                                        21-0627285
        Delaware                                          52-2134173
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                              08002
Three Executive Campus, Suite W. 602
Cherry Hill, New Jersey                                              08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (609) 661-6100
                                 (609) 661-5881
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               Registrants' Telephone Numbers, including area code



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(Former names, former addresses and former fiscal years, if changed since last report)

ITEM 5.  Other Events
         ------------

         GE Capital Mortgage Services, Inc. and GE Capital Mortgage Funding Corporation (the "Registrants") are filing opinions as to the legality of the securities being offered and as to tax matters with the Securities and Exchange Commission as exhibits to the Registrants' Registration Statement on Form S-3 (File Nos. 333-68951 and 333-68951-01).

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
(EX-5.1)                                         Opinion of Cadwalader,
                                                 Wickersham & Taft as to
                                                 legality.
(EX-8.1)                                         Opinion of Cadwalader,
                                                 Wickersham & Taft as to tax
                                                 matters.
(EX-23.1)                                        Consent of Cadwalader,
                                                 Wickersham & Taft (included as
                                                 part of Exhibit 5.1 and 8.1).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


January 7, 2000

                                   By:      /s/ Al Gentile
                                          ---------------------------
                                   Name:  Al Gentile
                                   Title: Designated Officer

                                   GE CAPITAL MORTGAGE FUNDING
                                      CORPORATION


January 7, 2000

                                   By:      /s/ Charles E. Rhodes
                                          ---------------------------
                                   Name:  Charles E. Rhodes
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

5.1                Opinion of Cadwalader, Wickersham                      E
                   & Taft as to legality.
8.1                Opinion of Cadwalader, Wickersham &                    E
                   Taft as to tax matters.
23.1               Consent of Cadwalader, Wickersham &
                   Taft (included as part of Exhibit 5.1 and 8.1).        E